EXHIBIT 10.1


                             WATER SERVICE AGREEMENT

                                     for the

                               HILLS at SKY RANCH

     THIS AGREEMENT is entered into this 14th day of May 2004 by and between ICON LAND II, LLC, a Colorado limited liability company ("DEVELOPER"); PURE CYCLE CORPORATION, a Delaware corporation ("PURECYCLE"), and Rangeview Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado, acting by and through its Water Activity Enterprise ("RANGEVIEW").

                                    RECITALS

     WHEREAS, pursuant to a "Water Service Agreement for the Sky Ranch PUD" entered into between PURECYCLE; RANGEVIEW; Airpark Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado ("AMD"); and Icon Investors I, LLC, a Colorado limited liability company dated October 31, 2003 (the "Sky Ranch WSA"), PURECYCLE and RANGEVIEW have agreed to provide water service to the approximately 772-acre Sky Ranch PUD in unincorporated Arapahoe County Colorado(Arapahoe County Case No. Z01-010) subject to the terms and conditions therein.

     WHEREAS, DEVELOPER wishes to develop an approximately 160-acre tract (the "Property") which lies adjacent to the Sky Ranch PUD and being generally the Northwest quarter of Section 10 in Township 4 South, Range 65 West of the 6th Principal Meridian, Arapahoe County, Colorado. The Property is designated the Hills at Sky Ranch PUD.

     WHEREAS, subject to the terms and conditions of the "Amended and Restated Lease Agreement" ("Lease") dated April 4, 1996 between the State of Colorado Board of Land Commissioners ("Land Board") and RANGEVIEW and the Agreement for Sale of Export Water ("Export Water Agreement") dated April 11, 1996 between PURECYCLE and RANGEVIEW, the Land Board conveyed to RANGEVIEW, which subsequently conveyed to PURECYCLE, certain rights to surface water and groundwater on and beneath the Land Board's property known as the Lowry Range, which water rights are more specifically outlined in Section 6.1 of the Lease.

     WHEREAS, PURECYCLE serves as the service provider for RANGEVIEW.

     WHEREAS, pursuant to Section 8.3 of the Lease, RANGEVIEW and PURECYCLE have the right to provide a water delivery system for use by customers both on and off the Lowry Range, which system shall be developed pursuant to a unified master plan.

     WHEREAS, facilities developed for use by customers off the Lowry Range shall be integrated with facilities developed for use by customers within the Lowry Range.


     WHEREAS, PURECYCLE and RANGEVIEW are capable of providing domestic water service to the Property subject to the terms and conditions of the Lease.

     WHEREAS, in order to efficiently provide water service to the Property, DEVELOPER desires to enter into an agreement with PURECYCLE and RANGEVIEW to finance, acquire, design, construct, operate and maintain certain water facilities to serve the Property, under the terms set forth below.

     WHEREAS, PURECYCLE desires to reserve certain Export Water Rights to provide water service to the Property subject to terms and conditions contained herein.

     WHEREAS, to make water service available on a schedule which will accommodate anticipated development of the Property, PURECYCLE and RANGEVIEW are relying in part upon DEVELOPER's timely payment of certain fees and charges and also on their timely execution of other obligations, all as identified in this Agreement.

     WHEREAS, the Water Facilities will benefit and enhance the value of the Property.

     WHEREAS, the execution of this Agreement will serve a public purpose and promote the health, safety, prosperity and general welfare by providing for the planned and orderly provision of domestic water service.

     NOW THEREFORE, in consideration of the above recitals, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATIONS

1.01     Definitions.  As  used  herein  unless the context indicates otherwise,
         -----------
the words defined below and capitalized throughout the text of this Agreement shall have the respective meanings set forth below:

     (a)     Agreement:  This  Water Service Agreement and any amendments hereto
             ---------
     made  in  accordance  herewith.

     (b)     Corporation  Stop:  The valve which connects to a water main by its
             -----------------
     upstream connection and to the Customer's water service pipeline by its downstream connection.

     (c)     Customer:  Customer  shall  refer  to  an  end  user  of water from
             --------
     PURECYCLE's Water Facilities whose property and place of use are located within the Property.

     (d)     Dedicated  Export  Water:  The Dedicated Export Water is the Export
             ------------------------
     Water subject to this Agreement as defined in Article 5 herein.

     (e)     Dedicated  Groundwater:  Groundwater  from  the  Arapahoe  and
             ----------------------
     Laramie-Fox Hills aquifers underlying the Property, in an amount yet to be determined through the proper adjudication of the groundwater rights in the Water Court for Colorado, Water Division No. 1, and which DEVELOPER is obligated to dedicate to PURECYCLE pursuant to Section 2.01(e)(i) herein.

     (f)     DEVELOPER:  ICON  LAND  II, LLC, a party to this Agreement, and its
             ---------
     employees, agents, officers, directors, successors and assigns.


Hills at Sky Ranch WSA                                              Page 2 of 29

     (g)     Davis,  Graham  and  Stubbs  LLP  Trust Account:  The trust account
             -----------------------------------------------
     established and maintained by Davis, Graham and Stubbs LLP at Bank One, Colorado, NA for the collection and disbursement of certain fees and charges collected by PURECYCLE pursuant to Sections 4.02, 5.03 and 5.04 herein. Funds from the trust account shall be used to release outstanding security interests on the Dedicated Export Water.

     (h)     Effective Date:  The Effective Date of this Agreement as defined in
             --------------
     Section  9.01  herein.

     (i)     Equivalent  Residential  Unit  (EQR):  The measure of demand placed
             ------------------------------------
     upon the Water Facilities by a typical and average single-family detached residence, as determined under Rangeview's Rules and Regulations and as further described in Section 2.01(d).

     (j)     Export  Water:  Water  from  the Lowry Range that PURECYCLE can use
             -------------
     outside  of  the  Lowry Range service area, as more specifically defined in
     Section  6.1  of  the  Lease.

     (k)     Export  Water Agreement:  The Agreement for Sale of Export Water by
             -----------------------
     and among RANGEVIEW and PURECYCLE executed April 11, 1996.

     (l)     Export Water Deed:  The Bargain and Sale Deed among the Land Board,
             -----------------
     RANGEVIEW and PURECYCLE executed April 11, 1996, as recorded on July 31, 1996 at Reception No. A6097803 in the Arapahoe County Clerk and Recorder's Office, together with any and all amendments thereto.

     (m)     Lease:  The  Amended and Restated Lease Agreement between RANGEVIEW
             -----
     and the State of Colorado, acting by and through the Land Board (Lease No. S-37280), executed April 4, 1996, as recorded on July 31, 1996 at Reception No. A6097802 in the Arapahoe County Clerk and Recorder's Office, together with any and all amendments thereto.

     (n)     Person:  Any individual, corporation, joint venture, estate, trust,
             ------
     partnership, association or other legal entity other than DEVELOPER, PURECYCLE or RANGEVIEW.

     (o)     PURECYCLE:  Pure  Cycle Corporation, a party to this Agreement, and
             ---------
     its employees, agents, officers, directors, successors, and assigns.

     (p)     Property:  The  real property consisting of approximately 160 acres
             --------
     generally being the Northwest quarter of Section 10, Township 4 South, Range 65 West of the 6th P.M., Arapahoe County, Colorado.

     (q)     RANGEVIEW:  Rangeview  Metropolitan  District,  a  party  to  this
             ----------
     Agreement, and its employees, agents, officers, directors, successors, and assigns.

     (r)     Rangeview's  Rules  and  Regulations:  The  Rules  and  Regulations
             ------------------------------------
     adopted by RANGEVIEW, as they may be amended from time to time.

     (s)     Sky Ranch WSA:  The "Water Service Agreement for the Sky Ranch PUD"
             --------------
     entered into between PURECYCLE; RANGEVIEW; Airpark Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado; and Icon Investors I, LLC, a Colorado limited liability company, dated October 31, 2003 and including all amendments thereto.


Hills at Sky Ranch WSA                                              Page 3 of 29

     (t)     Water  Facilities:  Those  facilities  required for the production,
             -----------------
     treatment, storage, and delivery of both potable and irrigation water to, on, or for the Property, all as more particularly described hereunder.

     (u)     Water  Tap:  The written authorization, in the form of sequentially
             ----------
     numbered tap licenses issued by PURECYCLE, to connect to the Water Facilities, as governed by Rangeview's Rules and Regulations. Unless otherwise provided for herein, a Water Tap shall be assumed to be for one EQR.

     (v)     Water  Tap  Fee:  Collective  reference  to  the  Water  System
             ---------------
     Development Charge and the Water Resource Charge, both as defined and established in Article 12 of Rangeview's Rules and Regulations.

1.02     Interpretation.  In  this  Agreement,  unless  the  context  otherwise
         --------------
requires:

     (a) The terms "herein," "hereunder," "hereby," "hereto," "hereof" and any similar term, refer to this Agreement as a whole and not to any particular Article, Section or subdivision hereof; the term "heretofore" means before the date of execution of this Agreement; the term "now" means at the date of execution of this Agreement; and the term "hereafter" means after the date of execution of this Agreement.

     (b) All definitions, terms and words shall include both the singular and the plural.

     (c) Words of the masculine gender include correlative words of the feminine and neuter genders, and words importing the singular number include the plural number and vice versa.

     (d) The captions or headings of this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision, Article or Section of this Agreement.

                                    ARTICLE 2
                                  WATER SERVICE

2.01     Conditions  of  Service.  PURECYCLE  agrees to provide water service to
         -----------------------
the Property subject to the terms and conditions of this Agreement. The Water Facilities will include a "dual pipe distribution system" that will provide both potable water and irrigation water service to the Property.

     (a)     Development  of  the  Property,  along  with development at the Sky
     Ranch PUD, is anticipated to occur in phases over several years. Construction of Water Facilities will also occur in phases, as mutually determined by PURECYCLE and DEVELOPER, to reasonably meet the anticipated water demands of the Property.

     (b) Water service to the Property hereunder shall be generally governed by and subject to Rangeview's Rules and Regulations (providing inter alia for rates, fees and charges), which are incorporated herein by reference, and to the laws, ordinances and regulations of all federal, state and local governmental entities and agencies having jurisdiction. PURECYCLE acknowledges that the Water Tap Fees, user charges, service charges, and any other rates, fees, tolls, and charges imposed in connection with water service to the


Hills at Sky Ranch WSA                                              Page 4 of 29

     Property  provided by PURECYCLE in connection therewith shall be subject to
     Section 8.2 of the Lease. To the extent DEVELOPER or the Customers pay fees to PURECYCLE in accordance with Rangeview's Rules and Regulations, no additional fees shall be imposed or collected by RANGEVIEW for water service to the Property.

     (c) Water service to the Property hereunder is subject to the Lease and the Export Water Deed. If any provision of this Agreement creates or causes a breach or violation of the Lease or of the Export Water Deed, the parties shall work together to revise such provision so that it no longer causes such breach or violation.

     (d) Rangeview's Rules and Regulations establish the use of EQRs for determining the impact of different water customers on the Water Facilities and for assessing rates and charges. To the extent that they apply to water service to the Property, the standards for determination of an EQR for residential and commercial customers shall not be changed during the term of this Agreement without the prior written consent of DEVELOPER, except that Developer's consent shall not be required after the 15th Anniversary of Municipal Water Service established in amended Exhibit C of the Sky Ranch WSA.

     (e) DEVELOPER will secure sufficient water rights to serve the proposed development of the Property as follows:

          (i) DEVELOPER shall authorize PURECYCLE to act, and PURECYCLE shall diligently act, as DEVELOPER's agent to obtain a decree adjudicating rights to the Dedicated Groundwater underlying the property. Within sixty days following the date that a final decree adjudicating the groundwater underlying the Property is obtained, DEVELOPER shall transfer and convey to PURECYCLE good and merchantable title without encumbrances for the Dedicated Groundwater. Conveyance shall be in the general form of Exhibit A. DEVELOPER shall be entitled to receive a credit for the Dedicated Groundwater in accordance with
          Section 4.03. The amount of groundwater available for adjudication under the Property is estimated to be 35 acre feet per year (af/y) from the Upper Arapahoe aquifer, 22 af/y from the Lower Arapahoe aquifer, and 37 af/yr from the Laramie FoxHills aquifer; for a total of 94 af/y from the three aquifers. In the event that the final adjudicated amounts of the Dedicated Groundwater are substantially different from these estimated amounts, the amount of Export Water to be dedicated and reserved for the Property and other provisions of
          Article 5, including the valuation for the Dedicated Export Water and the amount of the Option Fees, shall be subject to adjustment in accordance with Section 4.04.

          (ii) In order to assure sufficient and adequate amounts of Export Water to serve reasonable demands for the Property, PURECYCLE grants DEVELOPER an option for obtaining water service utilizing Export Water pursuant to Article 5 below. PURECYCLE's obligations to convey and deliver Export Water to DEVELOPER shall be expressly subject to the terms and conditions of the Export Water Deed.

          (iii) The parties recognize that the final FDP for the Property may allow for the development of commercial and residential units in excess of the number of EQR's provided for under this Agreement. DEVELOPER may be entitled to purchase additional Water Taps from PURECYCLE in accordance with the provisions of


Hills at Sky Ranch WSA                                              Page 5 of 29

          Rangeview's Rules and Regulations and subject to a definitive agreement for said additional Water Taps. Nothing in this Section 2.01(e)(iii) shall be deemed to expand or extend DEVELOPER's rights to purchase Water Taps beyond those rights established elsewhere in this Agreement.

     (f) PURECYCLE shall cause the Water Facilities to be designed, operated and maintained to comply with applicable requirements of the Federal Safe Drinking Water Act or such other similar or successor laws.

     (g) The responsibilities for the construction, operation, and maintenance and the ownership and/or transfer of ownership, for the Water Facilities generally are set out in Article 3 below.

     (h) DEVELOPER shall cause domestic wastewater from the Property to be treated with domestic wastewater from the Sky Ranch PUD. PURECYCLE shall maintain ownership and dominion over all treated wastewater from the Property, after reasonable consumptive use treatment losses. Treated domestic wastewater from the Property shall be of similar quality and be made available to PURECYCLE for use by PURECYCLE for irrigation, augmentation, storage, exchange or other purposes until extinction in a similar manner as wastewater from the Sky Ranch PUD. DEVELOPER shall provide to PURECYCLE a copy of any wastewater service agreements which it intends to enter into for the Property for PURECYCLE's review and approval, with said approval not being unreasonably withheld.

                                    ARTICLE 3
                                WATER FACILITIES

3.01     Classification  of  Water  Facilities.  For  the  purposes  of  this
         -------------------------------------
Agreement, Water Facilities are segregated into four categories: Wholesale, Retail, Customer, and Special.

     (a)     Wholesale Facilities.  Wholesale Facilities consist of water wells,
             --------------------
     well water collection pipelines, water treatment plants, water storage tanks, water storage reservoirs, major water pumping stations, water transmission pipelines, and related appurtenances, all except as may otherwise be identified as Retail Facilities, Special Facilities, or Customer Facilities below. PURECYCLE shall own the Wholesale Facilities. PURECYCLE shall have direct responsibility for the design, construction, operation and maintenance of the Wholesale Facilities in accordance with all state and local governmental requirements. DEVELOPER shall convey or otherwise have transferred to PURECYCLE fee title to or easements acceptable to PURECYCLE for property required for the Wholesale Water Facilities to be located on the Property, including but not limited to the following:

          (i) A wellfield allowing for completing, operating, maintaining, and replacing the wells to each of the underlying Denver Basin groundwater aquifers. The dedicated area for the wellfield will be about one acre. PURECYCLE shall work cooperatively with DEVELOPER to establish acceptable legal boundaries for the wellfield, with approval by DEVELOPER not being unreasonably withheld.

     (b)     Retail  Facilities.  Retail  Facilities  shall  be  the  water
             ------------------
     distribution system to transport potable and irrigation water from connection points with the Wholesale Facilities to all areas of use on the Property. Retail Facilities include, and are limited to, water distribution


Hills at Sky Ranch WSA                                              Page 6 of 29
     pipelines ("Water Mains"), valves, fire hydrants, and other appurtenances related to such distribution system. All Water Mains located on or adjacent to the Property shall be considered Retail Facilities. DEVELOPER shall be responsible for the design and construction of the Retail Facilities in accordance with the minimum design standards and other provisions contained in Rangeview's Rules and Regulations. Any changes to Rangeview's Rules and Regulations shall be applied consistently to all customers being governed by said rules and regulations, and such changes will not be applied retroactively. All costs for the design and construction of the Retail Facilities shall be funded independently from any fees, rates and charges assessed pursuant to Rangeview's Rules and Regulations. Upon completion of construction, and prior to being placed into operation, DEVELOPER shall dedicate and transfer, or otherwise cause the dedication and transfer of, title to all Retail Facilities to RANGEVIEW in accordance with Article 5 of Rangeview's Rules and Regulations.

     (c)     Customer  Facilities.  Customer Facilities consist of water service
             --------------------
     pipelines, piping, meters, plumbing, and related appurtenances used to convey water from a Water Main to an individual Customer, including the physical connection of a service line to a Water Main. The dividing point between the Water Main and the Customer Facilities is the downstream end of the Corporation Stop. Customer Facilities shall be constructed in accordance with the requirements contained in Rangeview's Rules and Regulations and with applicable building codes.

     (d)     Special  Facilities.  Special  Facilities  are specified facilities
             -------------------
     required to provide water service to the Property but which are not considered Wholesale Facilities, Retail Facilities, or Customer Facilities. Responsibility for funding, planning, design, construction, operation and maintenance of the Special Facilities are set out below. Special Facilities anticipated to serve the Property consist of, and are limited to, the following: A ratable share of the offsite water transmission pipeline and the effluent storage reservoir site, which are to be constructed in conjunction with other water customers of PURECYCLE including those at the Sky Ranch PUD as contemplated by the Sky Ranch WSA.

3.02     Construction  of Wholesale and Special Facilities.  PURECYCLE shall use
         -------------------------------------------------
all reasonable efforts to cause the Wholesale Facilities and Special Facilities, having sufficient capacity to meet the demands established in the amended Exhibit C of the Sky Ranch WSA, to be permitted, designed, acquired, constructed, installed and made ready to be placed into service according with the schedule also shown in Exhibit C of the Sky Ranch WSA. PURECYCLE's obligations shall be contingent on the timely payment of fees, rates and charges and on the timely execution of other obligations by DEVELOPER as identified in this Agreement.

3.03     Regulatory  Approval  Contingencies.  All  parties  to  this  Agreement
         -----------------------------------
acknowledge that the design, construction and operation of the Water Facilities require permits and approvals from regulatory entities including the State of Colorado, Arapahoe County, Tri-County Health Department, Bennett Fire Protection District, and others. The granting of such regulatory permits and approvals is beyond the direct control of the parties to this Agreement. In the event one of the parties receives notice from any regulatory agency of a potential delay in the issuance of a permit or necessary approval, such party shall provide immediate written notice to the other parties of such potential delay. The parties shall mutually cooperate to determine a potential solution to lessen the impact of such delay(s).


Hills at Sky Ranch WSA                                              Page 7 of 29

3.04     Force  Majeure.  Without  limiting  the  foregoing, should any party be
         --------------
unable to perform any obligation required of them under this Agreement because of any cause beyond its control, including but not limited to war, insurrection, riot, civil commotion, strikes, lockout, fire, earthquake, windstorm, flood, acts of governmental authorities, moratoriums, material shortages, or any other force majeure, each party's performance of the obligation affected shall, subject to the provisions of Section 8.01 below, be suspended for so long as such cause prevents it from performing such obligation.

3.05     Unified Operation and Use of Water Facilities.  The Water Facilities to
         ---------------------------------------------
be constructed to serve the Property are components of a larger water system planned and to be operated by PURECYCLE. The Water Facilities shall be available for use by all of PURECYCLE's customers in accordance with Rangeview's Rules and Regulations and with sound domestic water system engineering, management and operational practices.

3.06     Deeds  of  Trust  and  Security  Interests.  In  order  to  secure  the
         ------------------------------------------
obligations of PURECYCLE under this Agreement, PURECYCLE shall provide, to the extent held by PURECYCLE, DEVELOPER with a first-priority deed of trust and/or Uniform Commercial Code security interest ("UCC Security Interest"), as appropriate, in PURECYCLE's rights to the following collateral: (i) the Dedicated Groundwater, immediately upon any conveyances by DEVELOPER to PURECYCLE pursuant to Section 2.01(e)(i); (ii) the Wholesale Facilities located on the Property, together with any real property associated therewith upon commencement of construction of such facilities; and (iii) any other real property or easements together with any existing or future improvements thereon conveyed or granted by DEVELOPER to PURECYCLE simultaneously with such conveyance. In order to secure the obligations of RANGEVIEW under this Agreement, RANGEVIEW shall provide Developer a first-priority deed of trust and/or UCC Security Interest in the Retail Facilities, together with any real property conveyed or granted to RANGEVIEW associated with the Retail Facilities. PURECYCLE previously granted a first-priority deed of trust and/or UCC Security Interest to the Land Board in the Export Water. PURECYCLE shall grant DEVELOPER with a second-priority deed of trust and/or UCC Security Interest in the Dedicated Export Water at the time the Option, pursuant to Article 5, is exercised by DEVELOPER. Upon the payment of Water Tap Fees by DEVELOPER, PURECYCLE shall obtain, with respect to the Dedicated Export Water applicable to such Water Tap Fees, the release of any first-priority deed of trust and/or UCC Security Interests in the Export Water. PURECYCLE covenants that it shall not place any additional encumbrances on the Dedicated Export Water without DEVELOPER's prior written consent. PURECYCLE covenants that it shall not place any additional encumbrances on the Dedicated Export Water without DEVELOPER's prior written consent.All of the deeds of trusts and/or UCC Security Interests referenced in this Section 3.06 shall remain in place until all of the Water Taps pursuant to Exhibit C of the Sky Ranch WSA, as amended, have been purchased or expired pursuant to their terms.

3.07     Parties  Obligated.  RANGEVIEW  is  liable and responsible only for the
         ------------------
specific undertakings provided for in Sections 3.01(b) above and shall have no liability or responsibility whatever for performance of any obligations imposed upon PURECYCLE under this Agreement. Services to be provided by RANGEVIEW pursuant to Section 3.01(b) above shall be provided by PURECYCLE, but RANGEVIEW shall nevertheless be primarily obligated and responsible to the other parties to this Agreement for the performance of those services. Notwithstanding the foregoing, RANGEVIEW shall still be obligated to enforce the provisions of any agreements it has


Hills at Sky Ranch WSA                                              Page 8 of 29
with PURECYCLE that affect the rights and obligations of the DEVELOPER under this Agreement.


                                    ARTICLE 4
                FEES, RATES, CHARGES, CREDITS AND REIMBURSEMENTS

4.01     General.  Rangeview's  Rules  and Regulations establish rates, fees and
         -------
charges for water service, which are incorporated herein by reference and which are subject to change from time to time. Except as otherwise provided for in this Agreement, such rates, fees and charges shall apply to all Customers on the Property obtaining domestic water service from PURECYCLE.

4.02     Water  Tap  Purchases.  DEVELOPER  shall  purchase  Water  Taps  from
         ---------------------
PURECYCLE for use on the Property. Water Taps purchased for use on the Property shall be viewed jointly with Water Taps purchased at the Sky Ranch PUD for purposes of meeting the minimum tap takedown requirements established in amended Exhibit C of the Sky Ranch WSA, as amended. Except to the extent that the Water Resource Charge portion of a specific Water Tap is to be met by DEVELOPER's credit for Dedicated Groundwater pursuant to Section 4.03 below, DEVELOPER shall pay the Water Resource Charge portion of the Water Tap Fee directly to the Davis, Graham and Stubbs LLP Trust Account. Deposits to the trust account shall be used to release outstanding security interests on the Dedicated Export Water. Upon receipt of the payment of the Water Resource Charge for each Water Tap, PURECYCLE will provide evidence to the DEVELOPER that the Dedicated Export Water associated with such tap has been released from any encumbrances other than those granted to DEVELOPER.

4.03     Groundwater  Dedication  Credit.  Upon  final  adjudication  of  the
         -------------------------------
groundwater under the Property and DEVELOPER's transfer of acceptable title to PURECYCLE for the approved Dedicated Groundwater per Section 2.01(e)(i),
DEVELOPER shall be granted a credit. At the DEVELOPER's election and his providing written direction to PURECYCLE of such, the credit may be applied either towards the Water Resource Charge portion of the Water Tap Fee or towards the Special Facilities Surcharge (per Section 4.04 below) for Water Taps purchased by DEVELOPER subsequent to said transfer of title. The amount of the Groundwater Dedication Credit will be determined using eighty percent (80%) of the current Water Resource Charge portion of the Water Tap Fee (i.e., $3,400/EQR) and, using the anticipated amount of Dedicated Groundwater to be adjudicated, is calculated as follows:

     94 af/yr anticipated adjudicated groundwater 0.7 acre feet/year per EQR = 134 EQR

     134 EQR * $3,400/EQR Water Resource Charge = $455,600 * 80% = $364,480

In the event that title for the Dedicated Groundwater is transferred to PURECYCLE pursuant to Section 2.01(e)(i), DEVELOPER shall not be required to separately reimburse PURECYCLE for costs incurred by PURECYCLE to obtain the decree for the water rights. In the event that a decree for the Dedicated
Groundwater is not obtained and that acceptable title for the Dedicated Groundwater is not transferred to PURECYCLE within three years of the Effective Date of this Agreement, DEVELOPER shall reimburse PURECYCLE for the actual costs incurred by PURECYCLE to obtain the decree and title for the Dedicated Groundwater whether or not successful, with payment being made within sixty days of PURECYCLE's claim for payment.


Hills at Sky Ranch WSA                                              Page 9 of 29

4.04     Special  Facilities  Surcharge.  A  surcharge  of Seven Hundred dollars
         ------------------------------
($700) shall apply to each Water Tap purchased by DEVELOPER for the Hills at Sky Ranch PUD and shall be used by PURECYCLE to fund the construction of those Special Facilities identified in Section 3.01(d). Should DEVELOPER elect to apply the Groundwater Dedication Credit towards the Special Facilities Surcharge, the amount of the surcharge would be reduced to an estimated $271.20 per Water Tap, calculated as follows:

     $364,480 estimated Groundwater Dedication Credit 850 EQR = $428.80/EQR

     $700/EQR Surcharge - $428.80/EQR Credit = $271.20/EQR balance of surcharge


                                    ARTICLE 5
                              WATER SERVICE OPTION

5.01     Option.  In  consideration  for the payment of the option fees pursuant
         ------
to the schedule set forth in Section 5.02 (the "Option Fee") by DEVELOPER to PURECYCLE, PURECYCLE shall grant and convey to DEVELOPER an option (the "Option") to purchase Water Taps for use on the Property for up to a total of 850 EQRs. Based on the estimated amount of Dedicated Groundwater pursuant to
Section 2.01(e)(i) above, Two hundred and fifty (250) acre-feet per year of the Export Water (the "Dedicated Export Water") shall be so reserved by PURECYCLE. The valuation for the Dedicated Export Water shall be as set forth in Section
5.05 below. PURECYCLE's obligations to convey and deliver Dedicated Export Water to DEVELOPER shall be expressly subject to the terms and conditions of the Export Water Deed.

5.02     Exercise  Terms.  Notwithstanding  the  provisions  of  Section
         ---------------
5.04,DEVELOPER shall be authorized to exercise the Option at any time after Water Taps for 1,000 EQRs have been purchased for use at the Sky Ranch PUD and expiring on the earliest date described following:

     (a) Date on which Water Taps for 1,500 EQR have been purchased cumulatively for use at the Sky Ranch PUD and at the Hills at Sky Ranch PUD.

     (b) at 5:00 p.m. on the fifth (5th), sixth (6th), or seventh (7th) anniversary of the Effective Date, unless in each case DEVELOPER extends the option in accordance with Section 5.04; or

     (c)     at 5:00 p.m. on the eighth (8th) anniversary of the Effective Date.

DEVELOPER may exercise this Option by delivering to PURECYCLE written notice of its intent to proceed with development at the Hills at Sky Ranch PUD provided such notice is delivered during the term of the Option and DEVELOPER is then in compliance with any other contracts between DEVELOPER and PURECYCLE. Upon DEVELOPER's exercise of the Option, PURECYCLE shall reserve the Dedicated Export Water for use on the Property and shall diligently complete construction of the facilities necessary to deliver the Dedicated Export Water to the Property, and PURECYCLE will provide domestic water service to the Property in accordance with this Agreement.


Hills at Sky Ranch WSA                                             Page 10 of 29

5.03     Payment  Terms.  The  Option  Fee  shall  be  payable  by  DEVELOPER to
         --------------
PURECYCLE in cash, by wire transfer or by certified check with payments being made directly to the Davis, Graham & Stubbs LLP Trust Account as follows:

     (a)     Ten  Thousand  Four Hundred Dollars ($10,400) payable within thirty
     (30)  days  following  the  Effective  Date;

     (b) Ten Thousand Four Hundred Dollars ($10,400) payable on each of the first, second, third and fourth anniversaries of the Effective Date unless the Option is exercised prior to such anniversary date, in which case no further Option Fee shall be due.

5.04     Extension of Option.  In the event that DEVELOPER has not exercised the
         -------------------
Option in accordance with Section 5.03, DEVELOPER may extend the Option for up to an additional three one-year terms by making payments directly to the Davis, Graham & Stubbs LLP Trust Account of Twenty One Thousand Dollars ($21,000) (the Option Extension Fee) for each additional one-year extension term. Payments shall be due on the fifth anniversary of the Effective Date for a one year extension, on the fifth and sixth anniversaries for a two year extension, and on the fifth, sixth and seventh anniversaries for a three year extension.

5.05     Dedicated  Export  Water  Valuation.  The value of the Dedicated Export
         -----------------------------------
Water shall be calculated based on Rangeview's Rules and Regulations in effect at the time of exercise. The Rules and Regulations currently establish an allocation of 0.7 acre-feet per year per EQR. The 250 acre-feet per year of Dedicated Export Water is allocated to 357 EQR's which, when multiplied by the current Water Resource Charge of $3,400 per EQR, results in a total valuation of $1,213,800.

                                    ARTICLE 6
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

6.01     DEVELOPER  Representations  and  Covenants.  In  addition  to the other
         ------------------------------------------
representations, warranties and covenants made by DEVELOPER herein, DEVELOPER makes the following representations, warranties and covenants:

     (a) DEVELOPER is duly authorized to execute this Agreement and perform its obligations hereunder, and all action on its part for the execution and delivery of this Agreement has been or will be duly and effectively taken.

     (b) DEVELOPER represents that the water rights for the Denver Basin Groundwater underlying the Property have not been separated from the Property, are available for adjudication to the best of DEVELOPER's knowledge, and that DEVELOPER has or will have the right as land owner to obtain a decree for the Dedicated Groundwater underlying the Property pursuant to Section 2.01(e)(i) above. DEVELOPER shall provide to PURECYCLE an opinion letter from water counsel establishing the availability of the Dedicated Groundwater for adjudication by DEVELOPER within sixty days of the mutual execution of this Agreement. The water rights opinion letter shall also address the availability of the groundwater underlying the Sky Ranch PUD, which groundwater was defined as the "Dedicated Groundwater" in the Sky Ranch WSA and is the subject of Case No. 85CW157 of the Water Court of Colorado, Water Division No. 1.


Hills at Sky Ranch WSA                                             Page 11 of 29

     (c) DEVELOPER shall transfer title for the Dedicated Groundwater to PURECYCLE once a decree for the Dedicated Groundwater is obtain pursuant to
     Section  2.01(e)(i)  above.

     (d) DEVELOPER shall at its sole cost provide or otherwise transfer to PURECYCLE acceptable easements for pipelines, utilities and access to the wholesale water facilities described in Section 3.01(a) above.

     (e) DEVELOPER shall cause all Retail Facilities to be located on the Property in accordance with Section 3.01(b) herein, along with easements pursuant to Rangeview's Rules and Regulations, to be designed, acquired, constructed and installed.

     (f)     DEVELOPER  shall  pay  a  Special  Facilities surcharge pursuant to
     Section  4.04  above.

     (g) DEVELOPER shall make arrangements for domestic wastewater service for the Property from the same wastewater service provider that serves the Sky Ranch PUD and with similar wastewater service provisions as customers at the Sky Ranch PUD, including the return of all treated wastewater effluent from the Property to PURECYCLE for use by PURECYCLE.

     (h) DEVELOPER shall include provisions, satisfactory to PURECYCLE, in any agreements which DEVELOPER may enter into with other governmental agencies providing that all domestic water service for development on the Property shall be provided exclusively by PURECYCLE in accordance with this Agreement.

     (i) DEVELOPER acknowledges that construction of the Water Facilities can only proceed concurrently with other development activities on the Property and at other property within the Sky Ranch PUD. DEVELOPER shall endeavor to schedule and cause these other development activities to occur in a manner and on a schedule that allow for the efficient, cost effective, and timely construction of the Water Facilities.

     (j) DEVELOPER anticipates installing a portion of the Customer Facilities. In any event, PURECYCLE shall not incur or be responsible for any cost or expense related to any Customer Facilities except as may be specifically provided for in Rangeview's Rules and Regulations.

     (k) DEVELOPER shall abide by all applicable conditions and provisions of Rangeview's Rules and Regulations with regard solely to water service for the Property.

     (l) DEVELOPER shall keep and perform all of their covenants and agreements contained herein in a timely manner that will not impede PURECYCLE from meeting their obligations.

     (m) Neither the execution of this Agreement, the consummation of the transactions contemplated hereunder, nor the fulfillment of or the compliance with the terms and conditions of this Agreement by DEVELOPER will conflict with or result in a breach of any terms, conditions or provisions of, or constitute a default under, or result in the imposition of any prohibited lien, charge or encumbrance of any nature under any agreement, instrument,


Hills at Sky Ranch WSA                                             Page 12 of 29
     indenture or any judgment, order or decree to which DEVELOPER is a party or by which DEVELOPER or the Property are bound.

6.02     PURECYCLE  Representations  and  Covenants.  In  addition  to the other
         ------------------------------------------
representations, warranties and covenants made by PURECYCLE herein, PURECYCLE makes the following representations, warranties and covenants:

     (a) PURECYCLE is duly authorized to execute this Agreement and perform its obligations hereunder, and all action on its part for the execution and delivery of this Agreement has been or will be duly and effectively taken.

     (b) PURECYCLE shall keep and perform all of its covenants and agreements contained herein in a timely manner that will not impede DEVELOPER from meeting their respective obligations.

     (c) PURECYCLE shall reserve the Dedicated Export Water pursuant to the provisions of Article 5 herein.

     (d) Neither the execution of this Agreement, the consummation of the transactions contemplated hereunder, nor the fulfillment of or the compliance with the terms and conditions of this Agreement by PURECYCLE will conflict with or result in a breach of any terms, conditions or provisions of, or constitute a default under, the Export Water Agreement, the Export Water Deed, or any other agreement, mortgage, indenture, or instrument to which PURECYCLE is a party, or result in the imposition of any prohibited lien, charge or encumbrance of any nature under any agreement, instrument, indenture or any judgment, order or decree of any court to which PURECYCLE is a party or by which PURECYCLE is bound.

     (e)     Water  Rights.  PURECYCLE  shall  provide  to  DEVELOPER an opinion
             -------------
     letter of water counsel within sixty (60) days of the mutual execution of this Agreement prepared by Petrock and Fendel, P.C., for the benefit of the DEVELOPER. The opinion letter shall represent that PureCycle has the right to utilize the Dedicated Export Water to serve the Property, shall recognize the Export Water dedicated to the Sky Ranch PUD, and shall be reasonably in the same form as the March 19, 2004 letter granted for the Sky Ranch PUD.

     (f)     Estoppels.  PURECYCLE  shall request from the Land Board assurances
             ---------
     concerning the current status and validity of the Lease. The Land Board's assurances shall be in the general form of the Estoppel Certificate provided in Exhibit D. RANGEVIEW shall also provide an estoppel concerning the current status and validity of the Lease in the general form of the Estoppel Certificate provided in Exhibit E within 60 days of mutual execution of this Agreement.

6.03     RANGEVIEW Representations and Covenants.  RANGEVIEW makes the following
         ---------------------------------------
representations,  warranties  and  covenants:

     (a) RANGEVIEW is duly authorized to execute this Agreement and perform its obligations hereunder, and all action on its part for the execution and delivery of this Agreement has been or will be duly and effectively taken.


Hills at Sky Ranch WSA                                             Page 13 of 29

     (b) RANGEVIEW shall keep and perform all of their covenants and agreements contained herein in a timely manner that will not impede PURECYCLE and DEVELOPER from meeting their respective obligations.

     (c) Neither the execution of this Agreement, the consummation of the transactions contemplated hereunder, nor the fulfillment of or the compliance with the terms and conditions of this Agreement by RANGEVIEW will conflict with or result in a breach of any terms, conditions or provisions of, or constitute a default under, the Lease, the Export Water
     Agreement, the Export Water Deed, or any other agreement, mortgage, indenture, or instrument to which RANGEVIEW is a party or by which RANGEVIEW is bound, or result in the imposition of any prohibited lien, charge or encumbrance of any nature under any agreement, instrument, indenture or any judgment, order or decree of any court to which RANGEVIEW is a party or by which RANGEVIEW is bound.

6.04     Instruments  of  Further Assurance.  DEVELOPER, PURECYCLE and RANGEVIEW
         ----------------------------------
covenant that they will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such acts, instruments and transfers as may reasonably be required for the performance of their obligations hereunder.

                                    ARTICLE 7
                 DEFAULT BY DEVELOPER; REMEDIES AND ENFORCEMENT

7.01     Events  of  Default.  A  default  by the DEVELOPER under this Agreement
         -------------------
shall not be considered a default under the Sky Ranch WSA. The occurrence of any one or more of the following events or the existence of any one or more of the following conditions shall constitute an Event of Default by DEVELOPER under this Agreement:

     (a) Failure by DEVELOPER to make payment of any Water Tap Fees, Option Fees, Option Extension Fees, or other rates, fees or charges identified herein when the same shall become due and payable as provided herein.

     (b) Failure by DEVELOPER to cause the Retail Facilities to be designed and constructed in a timely manner.

     (c) Failure by DEVELOPER to provide fee title to or easements for any property required by PURECYCLE for the Wholesale Water Facilities to be located on the Property.

     (d) Default in the performance or observance of any other of the covenants, agreements or conditions on the part of DEVELOPER in this Agreement.

7.02     Remedies  on Occurrence of Event of Default.  Upon the occurrence of an
         -------------------------------------------
Event of Default by DEVELOPER, and after all cure periods have expired, PURECYCLE shall have the following rights and remedies, any or all of which may be pursued in the sole discretion of PURECYCLE:

     (a) To protect and enforce its rights under this Agreement and any provision of law by such suit, action or special proceedings as PURECYCLE may deem appropriate, including without limitation for the enforcement of any appropriate legal or equitable remedy, or for the recovery of damages caused by breach of this Agreement, including attorneys' fees and all other costs and expenses incurred in enforcing this Agreement in the event PURECYCLE


Hills at Sky Ranch WSA                                             Page 14 of 29
     prevails in its exercise of such remedies, and DEVELOPER agrees that PURECYCLE shall have the right to proceed against DEVELOPER for specific performance of any covenant or agreement contained herein.

     (b) To exercise any and all other remedies provided by Rangeview's Rules and Regulations and this Agreement, until the default is fully cured. Any delay in a payment due pursuant to Article 4 shall extend the time of performance of PURECYCLE's obligations under Section 3.02 above.

     (c) To take or cause to be taken such other actions as it deems necessary to enforce its rights hereunder.

     (d) In the event PURECYCLE prevails in its exercise of such remedies, any expenses incurred by PURECYCLE in connection with the remedies set forth herein shall become due and payable by DEVELOPER immediately without notice and shall bear interest at a percentage rate of ten percent (10%) per annum.

7.03     Cure of Default.  In the Event of Default by DEVELOPER, the default may
         ---------------
be  cured  as  described  following:

     (a) For default caused due to a failure by DEVELOPER to make payments as set forth in Section 7.01(a) above, by DEVELOPER, making payment to PURECYCLE within sixty days of PURECYCLE's notice of the default of all amounts due through the date of payment plus all costs incurred by PURECYCLE as a result of the default.

     (b) For other defaults, by DEVELOPER's performance, within sixty days after the Event of Default, or if more than sixty days is reasonably required to cure such default, by commencing to correct the default within said sixty-day period and thereafter prosecuting the same to completion with reasonable diligence.

7.04     Delay  or  Omission  of  Waiver.  No  delay or omission of PURECYCLE to
         -------------------------------
exercise any right or power accruing upon any Event of Default shall exhaust or impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein.

7.05     No  Waiver  of  One Default to Affect Another; All Remedies Cumulative.
         ----------------------------------------------------------------------
No waiver of any Event of Default hereunder by PURECYCLE shall extend to or affect any subsequent or any other then existing Event of Default or shall impair any rights or remedies consequent thereon. All rights and remedies of PURECYCLE provided herein may be exercised with or without notice, shall be cumulative, may be exercised separately, concurrently or repeatedly, and the exercise of any such right or remedy shall not affect or impair the exercise of any other right or remedy.


Hills at Sky Ranch WSA                                             Page 15 of 29

                                    ARTICLE 8
           DEFAULT BY RANGEVIEW OR PURECYCLE; REMEDIES AND ENFORCEMENT

8.01     Termination  for  Frustration  of  Essential  Purpose.
         -----------------------------------------------------

     (a) If a failure to obtain necessary regulatory approval, any force majeure, or any default by RANGEVIEW or PURECYCLE in the performance of their obligations hereunder causes a delay in the construction of any essential element of the Water Facilities, and it is impossible for any reconfiguration of the Water Facilities, or for any assumption of control pursuant to Section 9.02 of the Sky Ranch WSA, if applicable under the circumstances, to achieve water service to the Property, DEVELOPER shall have the right to terminate this Agreement upon written notice to RANGEVIEW and PURECYCLE. Notwithstanding the foregoing, the parties will mutually cooperate to the extent possible with respect to delays pursuant to this Section. However, if DEVELOPER determines that such delays pursuant to this Section will not be resolved in a timely manner, DEVELOPER shall have the right to terminate the Agreement upon sixty (60) days written notice to RANGEVIEW and PURECYCLE.

     (b) Upon receipt of a notice issued pursuant to subsection (a) above, RANGEVIEW and PURECYCLE shall immediately cease all work on the Water Facilities, except such work as may be required for the protection of public safety, to secure and protect the site of any construction work, and to preserve the utility of any non-construction work for possible future use.

     (c) In the event of a termination under this Section 8.01, DEVELOPER shall pay RANGEVIEW and PURECYCLE for all work performed and materials purchased through and including the date on which RANGEVIEW and PURECYCLE receive such notice and for reasonable termination expenses it incurred unless RANGEVIEW or PURECYCLE has committed a material breach of this Agreement which is the proximate cause of the impossible circumstance. In that event, DEVELOPER shall not be required to pay RANGEVIEW or PURECYCLE for any work performed and materials purchased. In addition, if a material breach of this Agreement by RANGEVIEW or PURECYCLE is the proximate cause of the impossible circumstance, this subsection (c) shall not be construed to bar DEVELOPER from claiming whatever damages it may be entitled to as a result of such breach.

     (d) For the purposes of this Section 8.01, the term "impossible" shall mean a circumstance in which RANGEVIEW or PURECYCLE is truly prevented from performing, and not that continued performance is merely impracticable or unreasonably expensive. Such a circumstance must be beyond the control of and not created by DEVELOPER.

8.02     Foreclosure.  In  addition to the foregoing rights and remedies, in the
         -----------
event of a material default by RANGEVIEW and PURECYCLE with the performance of their obligations under this Agreement, DEVELOPER may exercise any rights provided pursuant to the deeds of trust and security interests granted under
Section 3.06, including the right to foreclose on any deeds of trust or security interests, and to exercise, enforce, or assert any and all other rights and remedies that are available in law or in equity.


Hills at Sky Ranch WSA                                             Page 16 of 29

                                    ARTICLE 9
                            MISCELLANEOUS PROVISIONS

9.01     Effective  Date.  This  Agreement shall be in full force and effect and
         ---------------
be legally binding on the date it is fully executed and delivered by the parties hereto and upon the simultaneous execution of the Amendment to the Sky Ranch WSA (Exhibit B).

9.02     Termination  Contingency.
         ------------------------=

     (a)     Development  Approvals.  Development  of the Property is contingent
             ----------------------
     upon DEVELOPER obtaining approval from Arapahoe County of a Final Development Plan ("FDP") for a portion of the Property targeted for initial development. If said approval of the FDP is not obtained in a timely manner, but in no event later than twenty four (24) months after the Effective Date of this Agreement, any party may terminate the Agreement on or before July 1, 2006 upon thirty days written notice to all parties.

     (b)     Water  Service  Marketability.  DEVELOPER has raised concerns about
             -----------------------------
     the marketability of the Property based on the Export Water supply. If the developers of the Sky Ranch PUD and the Hills at Sky Ranch PUD are jointly unable to consummate a sale or sales of at least 700 lots cumulative at both planned unit developments to a nationally recognized homebuilder or homebuilders within 24 months of the date of approval of the FDP for the Property, due principally to the homebuilders' or the homebuilder's concern over the Export Water, which concern must be supported and documented, then the DEVELOPER shall be entitled to terminate this Agreement by giving written notice thereof to RANGEVIEW and PURECYCLE. Termination shall be contingent upon the right of RANGEVIEW and PURECYCLE to address such documented homebuilder concerns with engineering evaluations and other documentation as they choose. If PURECYCLE is unable to persuade the homebuilder or homebuilders to meet with PURECYCLE and RANGEVIEW to address the documented homebuilder's or homebuilders' concerns, or to consummate the acquisition of the property as evidenced by a deed for all or a portion of the property within 60 days of notice of termination, then this Agreement shall be deemed effectively terminated on said 60th day.

     (c)     Water  Rights.  If  DEVELOPER  is  unsatisfied  with the opinion of
             -------------
     water counsel provided pursuant to Section 6.02(e), DEVELOPER shall have the right to terminate this Agreement by giving written notice to PURECYCLE. In no event shall DEVELOPER have the right to terminate this Agreement pursuant to this Section after the Board of County Commissioners of Arapahoe County has approved the PDP.

     (d) In the event of a termination pursuant to this Section 9.02, PURECYCLE shall retain ownership of any and all Wholesale Facilities completed, substantially completed, or as may be under construction at the date of termination, including any property, rights-of-way and easements required for their access, operation and maintenance. DEVELOPER shall not be entitled to any refund for Water Taps purchased prior to the date of termination to the extent that PURECYCLE has utilized or relied upon said tap fee revenue for meeting their obligations hereunder. DEVELOPER shall fully reimburse PURECYCLE for any additional amounts, not covered by revenue from DEVELOPER's purchase of Water Taps, incurred by PURECYCLE in pursuance of their obligations hereunder prior to the date of


Hills at Sky Ranch WSA                                             Page 17 of 29
     termination up to a maximum of $25,000.00 within 60 days of DEVELOPER's receipt of invoices and canceled checks from PURECYCLE evidencing such obligations.

     (e) The termination or default by Icon Investors I, LLC and/or AMD under the Water Service Agreement for the Sky Ranch PUD shall not result in the termination or default by any party to this Agreement and it shall remain in full force and effect unless otherwise terminated as provided for herein. Notwithstanding the above, should any default by Icon Investors I, LLC and/or AMD cause an interruption of wastewater service to PURECYCLE and RANGEVIEW, PURECYCLE and RANGEVIEW shall not be found in default of any of their obligations to provide water service under this Agreement should the proximate cause of default by PURECYCLE and RANGEVIEW be associated with the interruption of wastewater service. Upon default of Icon Investors I, LLC and/or AMD, the DEVELOPER shall assume all obligations for providing continuous and uninterrupted wastewater service to PURECYCLE and RANGEVIEW.

9.03     Insurance,  Bonds,  and  Liens
         ------------------------------

     (a)     Insurance.  PURECYCLE  shall  at  all  times  carry  workers'
             ---------
     compensation insurance coverage fully covering all persons engaged in the performance of this Agreement in accordance with Colorado law, and for public liability insurance covering death and bodily injury with limits of not less than $1,500,000 for one person and $5,000,000 for any one accident or disaster, and property damage coverage with limits of not less than $500,000, which insurance shall name DEVELOPER as an additional insured.

     (b)     Insurance  and  Bonds  of  Contractors.  PURECYCLE  shall cause its
             --------------------------------------
     contractors and subcontractors to maintain adequate insurance and to obtain performance bonds and labor and materials payment bonds in accordance with all statutory requirements. When the principal site of the work is on the Property, insurance provided by contractors for construction activities to PURECYCLE shall name DEVELOPER as an additional insured.

     (c)     Liens.  With  respect  to  any work to be performed by PURECYCLE on
             -----
     the Property, the party performing the actual work shall protect the Property from mechanic's liens, and shall indemnify DEVELOPER and any other property owner from and against and with respect to any such liens which attach to such Property or easements rights and shall cause any such lien to be removed as a lien within thirty (30) days of recording thereof.

     (d)     Indemnification.  Any  party  entering  upon  any  other  party's
             ---------------
     property pursuant to the rights granted under this Agreement or otherwise in connection herewith including, without limitation, for purposes of constructing any of the Water Facilities, to the extent permitted by law, hereby indemnifies and saves the other party harmless from and against any and all loss, liability, damage, claim, fee, penalty, cost or expense (including court costs and reasonable attorneys' fees) arising out of or related to any entry by said party, its agents, employees, officers, contractors, tenants, licensees or invitees (collectively, the "Indemnifying Parties") onto said other party's property including, without limitation, any and all construction, installation, utility connection or other work or activity performed thereon, the exercise of its rights pursuant to this Agreement, or arising out of the negligent acts or omissions of said Indemnifying Parties incurred by or asserted against said other party, its officers, employees, agents, representatives, lessees, contractors, licensees or invitees.


Hills at Sky Ranch WSA                                             Page 18 of 29

9.04     Time  is  of  the  Essence.  Time  is  of the essence hereof; provided,
         --------------------------
however, that if the last day permitted or the date otherwise determined for the performance of any act required or permitted under this Agreement falls on a Saturday, Sunday or legal holiday, the time for performance shall be extended to the next succeeding business day, unless otherwise expressly stated.

9.05     Term.  This  Agreement  shall  extend  in  perpetuity  unless otherwise
         ----
terminated as provided for herein.

9.06     Parties  Interested  Herein.  Nothing  expressed  or  implied  in  this
         ---------------------------
Agreement is intended or shall be construed to confer upon, or to give to, any Person other than DEVELOPER, PURECYCLE, or RANGEVIEW, any right, remedy or claim under or by reason of this Agreement or any covenants, terms, conditions or provisions thereof. All the covenants, terms, conditions and provisions in this Agreement by and on behalf of DEVELOPER, RANGEVIEW and PURECYCLE shall be for the sole and exclusive benefit of the parties hereto.

9.07     Covenants  Run  With  the  Land.  The  covenants, terms, conditions and
         -------------------------------
provisions set forth in this Agreement shall inure to and be binding upon the representatives, successors and assigns of the parties hereto and shall run with the Property. This Agreement or a Memorandum of Agreement shall be executed by the parties and recorded against the Property.

9.08     Notices.  Except  as otherwise provided herein, all notices or payments
         -------
required to be given under this Agreement shall be in writing and shall be hand-delivered or sent by certified mail, return receipt requested, to the following addresses:

               To DEVELOPER:    Icon Land II, LLC
                                5299 DTC Boulevard, Suite 815
                                Greenwood Village, CO  80111
                                Tel (303)984-9800
                                Fax (303)984-9874
               To PURECYCLE:    Pure Cycle Corporation
                                8451 Delaware Street
                                Thornton, Colorado  80260
                                Tel (303)292-3456
                                Fax (303)292-3475
               To RANGEVIEW:    Rangeview Metropolitan District
                                141 Union Blvd., Suite 150
                                Lakewood, Colorado  80228-1556
                                Tel (303)987-0835
                                Fax (303)987-2032


All  notices  will  be deemed effective one (1) day after hand-delivery or three
(3) days after mailing by registered or certified mail, postage prepaid with return receipt. Any party by written notice so provided may change the address to which future notices shall be sent.

9.09     Severability.  If any covenant, term, condition or provision under this
         ------------
Agreement shall, for any reason, be held to be invalid or unenforceable, the invalidity or unenforceability of such covenant, term, condition or provision shall not affect any other provision contained herein, the intention being that such provisions are severable.


Hills at Sky Ranch WSA                                             Page 19 of 29

9.10     Counterparts.  This  Agreement  may  be  executed  in  one  or  more
         ------------
counterparts, each of which shall constitute an original, but all of which shall constitute one and the same document.

9.11     Amendment.  This  Agreement  may  be  amended  from  time  to  time  by
         ---------
agreement between the parties hereto and upon written notice to those parties of the Sky Ranch WSA as identified on Exhibit B hereto; provided, however, that no amendment, modification or alteration of the terms or provision hereof shall be binding upon any party unless the same is in writing and duly executed by all parties hereto.

9.12     Integration.  This  Agreement  and  the  Sky  Ranch WSA constitutes the
         -----------
entire agreement between the parties hereto concerning the subject matter hereof, and all prior negotiations, representations, contracts, understandings or agreements pertaining to such matters are merged into and superseded by this Agreement and the Sky Ranch WSA`.

9.13     Governing  Law.  This  Agreement  arises  out  of  the  transaction  of
         --------------
business in the State of Colorado by the parties hereto. This Agreement shall be governed and construed in accordance with the laws of the State of Colorado. The performance by the parties hereto of their respective obligations provided for in this Agreement shall be in strict compliance with all applicable laws and the rules and regulations of all governmental agencies, municipal, county, state and federal, having jurisdiction in the premises.

9.14     Assignment  and  Amendment.  This  Agreement shall not be assignable by
         --------------------------
any party hereto without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Any attempted assignment not in accordance with this Section shall be void and of no force or effect.

Developer intends to create with respect to the Property, one or more special districts ("Districts") to facilitate financing and development of the infrastructure improvements and public facilities for the Property, including without limitation, the design, acquisition, construction and financing of water system improvements necessary to serve the Property. The parties hereby agree that at the time such Districts are created that certain obligations of the Developer hereunder may be assigned by the Developer to the Districts. To the extent DEVELOPER assigns any of its obligations under this Agreement, the assignee of such obligations shall expressly assume such obligations. The parties will cooperate in the drafting, negotiation and execution of an amendment to this Agreement to add the Districts as parties to the agreement and to provide for the assignment of certain of the Developer's obligations to the Districts and the assumption of such obligations by the Districts.

9.15     Binding  Effect.  This  Agreement  shall be binding upon and, except as
         ---------------
otherwise provided in this Agreement, shall inure to the benefit of the successors in interest or the legal representatives of the parties hereto.

                      [SIGNATURE PAGE AND EXHIBITS FOLLOW]


Hills at Sky Ranch WSA                                             Page 20 of 29

                                 Icon Land II, LLC, a Colorado limited liability company

                                 By:  /s/ Andrew R. Klein
                                    ----------------------------------------
                                      Andrew R. Klein, Manager




                                 Pure Cycle Corporation, a Delaware
                                 Corporation

                                 By:  /s/ Mark Harding
                                    ----------------------------------------
                                      Mark Harding, President



Attest:
By:  /s/ Scott Lehman
   --------------------------------
     Scott Lehman, Secretary

(SEAL)


                           For purposes of Sections 3.01(b), 6.01(e) and 6.02(f) Rangeview Metropolitan District

                           By:  /s/ Thomas P. Clark
                              --------------------------------------------
                                Thomas P. Clark, Director


Hills at Sky Ranch WSA                                             Page 21 of 29

STATE OF COLORADO   )
                    )   ss.
COUNTY OF ARAPAHOE  )
          --------

     The foregoing instrument was acknowledged before me this 14th day of May 2004, by Andrew R. Klein, as Manager of Icon Land II, a Colorado limited liability company.

     Witness my hand and official seal.

     My commission expires:        02/18/2008
                              ---------------------

                                                       /s/ Sabine Latza
                                                       ------------------------
                                                       Notary Public


(SEAL)




Hills at Sky Ranch WSA                                             Page 22 of 29

STATE OF COLORADO  )
                   )   ss.
COUNTY OF ADAMS    )
          -----

     The foregoing instrument was acknowledged before me this 14th day of May 2004, by Mark Harding, as President, and Scott Lehman, as Secretary, of Pure Cycle Corporation, a Delaware corporation.

     Witness my hand and official seal.

     My commission expires:          8/16/06
                              ----------------------

                                                       /s/ Tamara P. Nielsen
                                                       ------------------------
                                                       Notary Public


(SEAL)



STATE OF COLORADO  )
                   )   ss.
COUNTY OF ADAMS    )
          -----

     The foregoing instrument was acknowledged before me this 14th day of May 2004, by Thomas P. Clark, as Director of Rangeview Metropolitan District.

     Witness my hand and official seal.

     My commission expires: 8/16/06

                                                       /s/ Tamara P. Nielsen
                                                       ------------------------
                                                       Notary Public


(SEAL)


Hills at Sky Ranch WSA                                             Page 23 of 29

                                    EXHIBIT A

                       WATER RIGHTS SPECIAL WARRANTY DEED

This Water Rights Special Warranty Deed is made and given effective ___________, 200_, by and from __________________________, a _____________________________,
whose  address  is  _________________________________________________________
("Grantor"), to PURECYCLE CORPORATION, a Delaware Corporation, whose address is 8451 Delaware Street, Thornton CO 80260 ("Grantee").

Grantor hereby sells, conveys, and assigns to Grantee all of Grantor's water rights, title and related rights and interests of every kind in and to the nontributary groundwater from the Upper Arapahoe, Lower Arapahoe and Laramie-Fox Hills aquifers underlying the lands described in the Water Service Agreement for the Hills at Sky Ranch PUD (the "Property") as decreed in Case No. __________ in the Water Court for Water Division No. 1, State to Colorado.

Grantor hereby expressly reserves all of its rights, title and interests in and to all non-tributary waters in the Denver aquifer underlying or appurtenant to the Property and related interests not conveyed herein to Grantee.

Grantor further warrants the title and agrees to defend quiet and peaceable possession of the subject groundwater against all and every person or persons claiming title by, through or under Grantor.

Date this _________ day of ______________, 200_.

                                                ________________________________

Attest:

By:  ________________________________           By:  ___________________________

Its:  _______________________________          Its:  ___________________________


STATE OF COLORADO   )
                    )   ss.
COUNTY OF           )

     The foregoing instrument was acknowledged before me this _____ day of _____, 2004, by _____________________, as ________________________ and by
_____________________  as  _____________________,  of  _____________________,  a
____________________].

     Witness my hand and official seal.

     My commission expires:   ___________________


                                               ---------------------------------
                                               Notary Public
(SEAL)


Hills at Sky Ranch WSA                                             Page 24 of 29

                                    EXHIBIT B

                                    AMENDMENT
                             WATER SERVICE AGREEMENT
                                     FOR THE
                                  SKY RANCH PUD
                                                            Dated:  May 14, 2004
                                                                   -------------

RE: Water Service Agreement dated October 31, 2003 by and between Airpark Metropolitan District ("AMD"); Icon Investors I LLC ("DEVELOPER"); Pure Cycle Corporation ("PURECYCLE"); and Rangeview Metropolitan District ("RANGEVIEW") relating to the provision of water service to the Sky Ranch PUD (Arapahoe County case No. Z01-010).

     WHEREAS, for water service purposes, the parties to the aforesaid Water Service Agreement desire to recognize and accommodate the provision of domestic water service by PURECYCLE and RANGEVIEW to an approximately 160-acre tract being generally the Northwest quarter of Section 10 in Township 4 South, Range 65 West of the 6th Principal Meridian, Arapahoe County, Colorado, and being designated as the Hills at Sky Ranch PUD.

     WHEREAS, the Hills at Sky Ranch PUD is proposed to consist of residential and mixed used development having water system customers of up to 850 EQR, with said development requiring additional water resources and expanded water service facilities.

     WHEREAS, a "Water Service Agreement for the Hills at Sky Ranch PUD" between Icon Land II, LLC, a Colorado limited liability corporation, RANGEVIEW and PURECYCLE ("Hills WSA") is to be executed simultaneously with this Amendment to establish terms and conditions for domestic water service to the Hills at Sky Ranch PUD and also to recognize the interconnectedness between water service for the Hills at Sky Ranch PUD with that for the Sky Ranch PUD.

     NOW THEREFORE, this Amendment, dated this 14th day of May 2004, shall amend the aforesaid Water Service Agreement as follows:

1. To the extent practical, and unless specifically provided for otherwise in this Amendment, there shall be no distinction with regard to Water Taps purchased for the Hills at Sky Ranch PUD as compared with Water Taps purchased for the Sky Ranch PUD.

2. Provisions of Article 5 dealing with domestic wastewater service and treatment shall apply equally to the Hills at Sky Ranch PUD as for the Sky Ranch PUD.

3. RANGEVIEW agrees to assume any rights, obligations and duties delegated to it under the Hills WSA including but not limited toownership and maintenance responsibilities for the Retail Facilities for the Hills at Sky Ranch PUD in a like manner as those responsibilities are to be assumed for the Sky Ranch PUD.

4.   AMD's  right to assume control of the Water Facilities, pursuant to Section
     9.02 and Section 3.05, shall extend to Water Facilities constructed to serve the Hills at Sky Ranch PUD.


Hills at Sky Ranch WSA                                             Page 25 of 29

5. To the extent practical, water system customers at the Hills at Sky Ranch PUD shall be treated equally and the same as similar customers at the Sky Ranch PUD by RANGEVIEW and PURECYCLE, and by AMD in the event that AMD assumes control of the Water Facilities pursuant to Section 9.02 and
     Section  3.05.

6. Paragraph (v) of the "Water Tap Takedown Schedule" in Exhibit C shall be amended as follows:

          "(v) An additional Three Hundred Ten (310) Water Taps to be purchased on the first Anniversary and each subsequent Anniversary through the twelfth (12th) Anniversary, or until a total of 4,850 Water Taps are purchased, whichever is earlier. If 4,850 Water Taps have not been purchased for use at the Sky Ranch PUD and the Hills at Sky Ranch PUD on the twelfth Anniversary, PURECYCLE shall not be obligated to sell additional Water Taps for use on the properties or to reserve Export Water to serve those additional Water Taps."

7. Table C-1, the Water Tap Takedown Schedule, of Exhibit C is hereby amended as follows:

-----------------------------------------------------------------------------------------
                      TABLE C-1  (AMENDED) WATER TAP TAKEDOWN SCHEDULE
-----------------------------------------------------------------------------------------
                                             Scheduled Tap Takedown  Minimum Tap Takedown
-------------------------------------------  ----------------------  --------------------
                                              EQR Per    Cumulative  EQR Per   Cumulative
Development Milestone or Schedule             Takedown      EQR      Takedown     EQR
-------------------------------------------  ----------  ----------  --------  ----------
60 days after PDP Approval by Arapahoe
County                                               20          20        20          20
-------------------------------------------  ----------  ----------  --------  ----------
DEVELOPER's Request for Construction Water           80         100        80         100
-------------------------------------------  ----------  ----------  --------  ----------
DEVELOPER's Request for Municipal Water
Service                                              56         156        56         156
-------------------------------------------  ----------  ----------  --------  ----------
90 days after DEVELOPER's Request for
Municipal Water Service                             244         400       244         400
-------------------------------------------  ----------  ----------  --------  ----------
1st Anniversary of Municipal Water Service          400         800       310         710
-------------------------------------------  ----------  ----------  --------  ----------
2nd Anniversary of Municipal Water Service          400       1,200       310       1,020
-------------------------------------------  ----------  ----------  --------  ----------
3rd Anniversary of Municipal Water Service          400       1,600       310       1,330
-------------------------------------------  ----------  ----------  --------  ----------
4th Anniversary of Municipal Water Service          400       2,000       310       1,640
-------------------------------------------  ----------  ----------  --------  ----------
5th Anniversary of Municipal Water Service          400       2,400       310       1,950
-------------------------------------------  ----------  ----------  --------  ----------
6th Anniversary of Municipal Water Service          400       2,800       310       2,260
-------------------------------------------  ----------  ----------  --------  ----------
7th Anniversary of Municipal Water Service          400       3,200       310       2,570
-------------------------------------------  ----------  ----------  --------  ----------
8th Anniversary of Municipal Water Service          400       3,600       310       2,880
-------------------------------------------  ----------  ----------  --------  ----------
9th Anniversary of Municipal Water Service          400       4,000       310       3,190
-------------------------------------------  ----------  ----------  --------  ----------
10th Anniversary of Municipal Water Service         400       4,400       310       3,500
-------------------------------------------  ----------  ----------  --------  ----------
11th Anniversary of Municipal Water Service         400       4,800       310       3,810
-------------------------------------------  ----------  ----------  --------  ----------
12th Anniversary of Municipal Water Service          50       4,850       310       4,120
-----------------------------------------------------------------------------------------


Hills at Sky Ranch WSA                                             Page 26 of 29

8. Water Taps purchased for use at the Hills at Sky Ranch PUD shall be viewed jointly with Water Taps purchased for use at the Sky Ranch PUD for purposes of meeting the minimum tap takedown requirements established in Exhibit C.


AIRPARK METROPOLITAN DISTRICT

By:
    --------------------------------------
     Andrew R. Klein, President


ICON INVESTORS I, LLC, a Colorado Limited Liability
Company
By:  Airway Park Manager, LLC, a Colorado Limited
     Liability Company

By:
    --------------------------------------
     Andrew R. Klein, its Manager


PURE CYCLE CORPORATION, a Delaware Corporation

By:
    --------------------------------------
     Mark W. Harding, President


RANGEVIEW  METROPOLITAN  DISTRICT

By:
    --------------------------------------
     Thomas P. Clark, Director


Hills at Sky Ranch WSA                                             Page 27 of 29

                                    EXHIBIT D

                         LAND BOARD ESTOPPEL CERTIFICATE

This Estoppels Certificate is given to ICON Land II, LLC, a Colorado limited liability company ("Developer"), by the State of Colorado, acting through its State Board of Land Commissioners (the "State"), with the understanding that Developer will rely on this Certificate in connection with entering into a Water Service Agreement among Developer, Pure Cycle Corporation, a Delaware corporation ("PureCycle"), and Rangeview Metropolitan District, a quasi-governmental corporation and political subdivision of the State of Colorado ("Rangeview").

The  State  hereby  certifies  as  follows:
     1. The State is the Lessor under that certain Amended and Restated Lease Agreement between Rangeview and the State (Lease No. S-37280), executed
April 4, 1996, as recorded on July 31, 1996 at Reception No. A6097802 in the Arapahoe County Clerk and Recorder's Office (the "Lease"). A true, correct and complete copy of the Lease is attached hereto. The Lease is the entire agreement between the State and Rangeview pertaining to the use of all the waters on and under the Lowry Range (as defined under the "Lease"). There are no amendments, modifications, supplements, arrangements, side letters or understandings, oral or written of any sort, of the Lease.
     2. The Lease has been duly executed and delivered by, and is a binding obligation of, the State, and the Lease is in full force and effect.
     3. All current obligations of the State under the Lease have been performed, and to the best of the State's knowledge Rangeview is not currently in default under the Lease.
     4. The State is not in default under the Lease. The State has not assigned, transferred or hypothecated the Lease or any interest therein.
     5. The person executing this Estoppels Certificate is authorized by the State to do so and execution hereof is the binding act of the State enforceable against the State.

IN WITNESS WHEREOF, the State has executed this Estoppels Certificate this __ day of _____________, 2004.
                                  STATE OF COLORADO
                                  STATE BOARD OF LAND COMMISSIONERS


                                  By:
                                     -------------------------------------
                                        President


Hills at Sky Ranch WSA                                             Page 28 of 29

                                    EXHIBIT E

                         RANGEVIEW ESTOPPEL CERTIFICATE

This Estoppels Certificate is given to ICON Land II, LLC, a Colorado limited liability company ("Developer"), by the Rangeview Metropolitan District, a quasi-governmental corporation and political subdivision of the State of Colorado ("Rangeview"), with the understanding that Developer will rely on this Certificate in connection with entering into a Water Service Agreement among Developer, Pure Cycle Corporation, a Delaware corporation ("PureCycle"), and Rangeview.

Rangeview  hereby  certifies  as  follows:
     1. Rangeview is Lessee under that certain Amended and Restated Lease Agreement between Rangeview and the State Board of Land Commissioners (Lease No. S-37280), executed April 4, 1996, as recorded on July 31, 1996 at Reception No. A6097802 in the Arapahoe County Clerk and Recorder's Office (the "Lease"). A true, correct and complete copy of the Lease, together with any amendments, modifications and supplements thereto, is attached hereto. The Lease is the entire agreement between Rangeview and the State pertaining to the use of all the waters on and under the Lowry Range (as defined under the "Lease"). There are no amendments, modifications, supplements, arrangements, side letters or understandings, oral or written of any sort, of the Lease, except as attached.
     2. The Lease has been duly executed and delivered by, and is a binding obligation of, Rangeview, and the Lease is in full force and effect.
     3. All current obligations of the Rangeview under the Lease have been performed, and to the best of Rangeview's knowledge, neither the State or Rangeview are currently in default under the Lease.
     4. Rangeview has not assigned, transferred or hypothecated the Lease or any interest therein.
     5. The person executing this Estoppels Certificate is authorized by Rangeview to do so and execution hereof is the binding act of Rangeview enforceable against the Rangeview.

IN WITNESS WHEREOF, Rangeview has executed this Estoppels Certificate this __ day of __________, 2004.
                                  RANGEVIEW METROPOLITAN DISTRICT


                                  By:
                                     -------------------------------------


Hills at Sky Ranch WSA                                             Page 29 of 29